SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2006

EBIX, INC.

(Exact name of registrant
as specified in its charter)

Delaware	0-15946	77-0021975
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 East Golf Road, Schaumburg, Illinois		60173
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (847) 798-3047

(Former name or former address, if changed since last report.)

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(1)                             Item 2.02. Results of Operations and Financial Condition

On March 15, 2006, Ebix, Inc. issued a press release announcing its results of operations for the 2005 fiscal year as well as the quarter ended December 31, 2005. The press release is attached as Exhibit 99.1 to this Form 8-K. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934 and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

(2)                             Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits

The following exhibit is being furnished with this report pursuant to Item 2.02 of this Form 8-K:

Exhibit No.	Description

99.1	Press Release Regarding Financial Results for Fiscal Year 2005 and the Quarter Ended December 31, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EBIX, INC.

By: /s/ Richard J. Baum
Richard J. Baum
Executive Vice President – Finance and
Administration, Chief Financial Officer
And Secretary

Dated: March 16, 2006

EXHIBIT INDEX

Exhibit Number	Exhibit Name

99.1	Press Release dated March 15, 2006